UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2013

CRYOPORT, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-34632	88-0313393
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20382 Barents Sea Circle, Lake Forest, California 92630

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (949) 470-2300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 6, 2013, the Board of Directors of Cryoport, Inc. (the “Company”) named Richard G. Rathmann Chairman of the Board of Directors. Stephen E. Wasserman, former Chairman of the Board of Directors will continue to serve as a director.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2013 Annual Meeting of Stockholders (“Annual Meeting”) on September 6, 2013. Out of 38,260,628 shares of Common Stock (as of the record date of August 1, 2013) entitled to vote at the Annual Meeting, there were 20,427,872 shares present in person or represented by proxy, representing 53.39% of the total outstanding shares of Common Stock entitled to vote. At the Annual Meeting, the Company’s stockholders voted on and approved each of the following three proposals. The final voting results of each proposal are set forth below.

Proposal No. 1: Election of the Board of Directors to serve until the Company’s 2014 Annual Meeting of Stockholders.

Directors	Votes For	Votes Withheld	Broker Non-Votes
Richard G. Rathmann	7,601,307	286,066	12,540,499
Jerrell W. Shelton	7,595,473	291,900	12,540,499
Stephen E. Wasserman	7,602,973	284,400	12,540,499

	Votes For	Votes Against	Abstain	Broker Non-Votes

Proposal No. 2: Ratify the Audit Committee’s selection of KMJ Corbin & Company LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2014.	18,807,766	145,828	1,474,278

Proposal No. 3: Approve an amendment to the Company’s 2011 Stock Incentive Plan to increase the number of shares of the Company’s common stock available for issuance thereunder by 7,100,000 shares and to increase the annual limitation of the number of shares granted to a Covered Employee in any fiscal year to 1,500,000 shares.	4,209,103	3,577,437	100,833	12,540,499

Proposal No. 4: To approve, on an advisory basis, the compensation of the named executive officers, as disclosed in our Proxy Statement for the 2013 Annual Meeting of Stockholders.	6,528,127	994,329	364,917	12,540,499

	One Year	Two Years	Three Years	Abstain	Broker Non-Votes

Proposal No. 5: To determine, on an advisory basis, the frequency with which the stockholders of the Company wish to have an advisory vote on the compensation of the named executive officers.	6,143,118	371,496	1,155,338	217,421	12,540,499

Based on the results of Proposal No. 5, the Company has determined that it will hold a non-binding, advisory vote to approve the compensation of the named executive officers every year, until the next stockholder advisory vote on the frequency of the advisory vote to approve the compensation of the named executive officers of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRYOPORT, INC.

Date: September 10, 2013	By:	/s/ Robert Stefanovich,
Robert Stefanovich
Chief Financial Officer